UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): May 12, 2006

SAXON CAPITAL, INC.
(Exact name of registrant as specified in its charter)

_________________
Maryland	001-32447	30-0228584
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

4860 Cox Road, Suite 300 Glen Allen, Virginia	23060
(Address of principal executive offices)	(Zip Code)

        Registrant’s telephone number, including area code (804) 967-7400

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On May 12, 2006, Saxon Capital, Inc. ("Saxon") issued a press release announcing Robert B. Eastep, Chief Financial Officer of Saxon will participate in a panel discussion titled, “Outlook and Opportunities in the Subprime Origination Market” at the 2006 Bear Stearns Mortgage Finance and Housing Conference in New York City on May 18, 2006 from 11:00 a.m. to 12 noon Eastern Time.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

99.1 Press Release dated May 12, 2006.

Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
SAXON CAPITAL, INC.

By: /s/Robert B. Eastep Robert B. Eastep

Executive Vice President, Chief Financial Officer
Date: May 12, 2006

INDEX TO EXHIBITS
Exhibits

99.1 Press Release dated May 12, 2006.